AIG RETIREMENT COMPANY II
Supplement to Prospectus dated January 1, 2008
Mid Cap Growth Fund. In the section titled “About VC II’s Management — Investment Sub-Advisers — A I M Capital Management, Inc.,” effective July 31, 2008, the disclosure is deleted in its entirety and replaced with the following:
Invesco Aim Capital Management, Inc. (“AIM”)
(formerly, A I M Capital Management, Inc.)
11 Greenway Plaza, Houston, Texas 77046
AIM, along with its affiliates, managed approximately $164 billion in total assets as of September 30, 2007. AIM is an indirect wholly-owned subsidiary of Invesco, Ltd. (formerly INVESCO PLC), an international investment management company based in Bermuda, with money managers located in Europe, North and South America, and the Far East.
Paul J. Rasplicka (lead manager) is a Senior Portfolio Manager and has been responsible for the Fund since 2004. He has been associated with AIM and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. The degree, to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time. Mr. Rasplicka is assisted by Brent Lium. Mr. Lium, Portfolio Manager, who has been responsible for the Fund since 2008, has been associated with AIM and/or its affiliates since 2003.
Date:      August 4, 2008

AIG RETIREMENT COMPANY II
Supplement to Statement of Additional Information
dated January 1, 2008
In the section titled “Portfolio Managers” under the heading “Other Accounts,” which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, the disclosure for Mid Cap Growth Fund is replaced and the chart is supplemented with the following:

			Other Accounts
			(As of August 31, 2007)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)
Mid Cap Growth Fund	AIM	Paul Rasplicka	4	4,381	0	0	4	0.2
		Brent Lium	0	0	0	0	0	0

Date: August 4, 2008